Exhibit 99.1

October 15, 2004

Re:    Recent Tender Offer From Sutter Capital Management

Dear Fund XI Class B Investor:

We recently became aware that Sutter Opportunity Fund 3, LLC (“Sutter”) has offered to purchase your Class B units in Wells Real Estate Fund XI, L.P. (“Wells Fund XI”) through a tender offer letter dated September 22, 2004.

Please understand that the General Partners neither authorize nor support Sutter’s tender offer. In fact, we recommend that you not accept Sutter’s tender offer. As your General Partner we encourage you to consider all relevant facts related to any tender offer and make an informed investment decision. Since Sutter’s tender offer is what is commonly known as a “mini-tender offer,” we have enclosed for your consideration a publication from the U.S. Securities and Exchange Commission (“SEC”) entitled “Mini-Tender Offers: Tips for Investors,” which is also available on the SEC’s Web site at www.sec.gov/investor/pubs/minitend.htm.

Among other things, the enclosed SEC publication states that:

“ ‘Mini-Tender’ offers – tender offers for less than five percent of a company’s stock – have been increasingly used to catch investors off guard. Many investors who hear about mini-tender offers surrender their securities without investigating the offer, assuming that the price offered includes the premium usually present in larger, traditional tender offers. But they later learn that they cannot withdraw from the offer and may end up selling their securities at below-market prices.”

Again, we recommend that you not accept Sutter’s tender offer in part because Sutter has failed, in our view, to adequately disclose substantial information required under applicable SEC guidelines to protect investors, which includes, among others, the following information:

1.	Method of Determining the Offer Price: Sutter should have clearly summarized how the offer price was determined. If Sutter prepared a valuation for Wells Fund XI, it should have disclosed the value along with the basis for the value. If Sutter decided not to perform a valuation analysis, you should know why. Sutter did not clearly disclose how it arrived at the tender offer price.

2.	Valuations by the General Partner: Sutter should have disclosed any valuations or projections prepared by the general partner or its affiliates and obtained by Sutter that are materially related to the transaction. Sutter failed to disclose to you valuations of the units prepared by the general partners of Wells Fund XI.

3.	Risk Factors: Sutter’s offering document should have prominently included a description of the risks of the transaction. These risk factors should have been presented clearly and concisely, for example in bullet form. Sutter failed to include clear and concise risk factors in its tender offer.

4.	Core Operations: Sutter should have disclosed certain information about the core operations of Wells Fund XI similar to the information required by Items 14 and 15 of Form S-11. Sutter failed to disclose proper information about the core operations of Wells Fund XI.

5.	Financial Information: Sutter should have disclosed, to the extent known, financial information about Wells Fund XI similar to that required by Item 301 of Regulation S-K (selected financial data). Sutter failed to include adequate financial information regarding Wells Fund XI.

6.	Target Recommendations: You should have been advised, before you make an investment decision, that additional, material information will come from the general partners of Wells Fund XI. This disclosure is especially important in instances where withdrawal rights do not exist. Sutter should have disclosed that, if Wells Fund XI is aware of the offer, Wells Fund XI is required to make a recommendation to you regarding the tender offer. Sutter failed to include any such disclosure in its tender offer.

7.	Identity and Financial Wherewithal of Bidder: Sutter should have disclosed completely and accurately the identity of Sutter including control persons and promoters. In addition, Sutter should have disclosed whether it had sufficient available funds to consummate the offer. Sutter failed to include any such disclosure its tender offer.

As you can see, it is our belief that Sutter was deficient in many material ways in making the disclosures required under applicable SEC guidelines in its tender offer to you. In addition, Sutter’s “Assignment Form” included with the tender offer contains many qualifications and contingencies that you should carefully read before you make any decisions related to the sale of your units.

In order to facilitate your review, the following is an excerpt from the Form 10-K for 2003, outlining estimated valuations used for limited ERISA reporting purposes as of December 31, 2003:

Because fiduciaries of retirement plans subject to ERISA are required to determine the value of the assets of such retirement plans on an annual basis, the General Partners are required under the partnership agreement to report estimated unit values to the limited partners each year in the Partnership’s annual Form 10-K. The methodology to be utilized for determining such estimated unit values under the partnership agreement requires the General Partners to estimate the amount a unit holder would receive if the Partnership’s properties were sold at their estimated fair market values as of the end of the Partnership’s fiscal year and the proceeds there from (without reduction for selling expenses) were distributed to the limited partners in liquidation of the Partnership. Utilizing this methodology, the General Partners have estimated unit valuations, based upon their estimates of property values as of December 31, 2003, to be approximately $7.53 per Class A Unit and $11.86 per Class B Unit, based upon market conditions existing in early December 2003. In connection with the estimated property valuations, the General Partners obtained an opinion from David L. Beal Company, an independent MAI appraiser, to the effect that such estimates of value were deemed reasonable and were prepared in accordance with appropriate methods for valuing real estate; however, due to the inordinate expense involved in obtaining appraisals for all of the Partnership’s properties, no actual appraisals were obtained. Accordingly, these estimates should not be viewed as an accurate reflection of the values of the limited partners’ units, what a limited partner might be able to sell his units for, or the fair market value of the Partnership’s properties, nor do they represent the amount of net proceeds limited partners would receive if the Partnership’s properties were sold and the proceeds distributed in a liquidation of the Partnership. The valuations performed by the General Partners are estimates only, and are based on a number of assumptions, which may not be accurate or complete. For example, these estimated valuations assumed, and are applicable only to, limited partners who purchased their units in the Partnership’s original offering and have made no conversion elections under the partnership agreement. In addition, property values are subject to change and could decline in the future. Further, as set forth above, no appraisals have or will be obtained. For these reasons, the estimated unit valuations set forth above should not be used by or relied upon by investors, other than fiduciaries of retirement plans for limited ERISA reporting purposes, as any indication of the fair market value of their units.

In considering the foregoing estimated ERISA valuations, you also should note that limited partners have rights under the partnership agreement to make certain conversion elections to be treated as either Class A status units of Class B status units which, if made, directly affect the amount and timing of the distributions to be received with respect to their limited partnership units. Because of these conversion elections, each limited partnership unit has unique economic characteristics, which will affect the amount of distributions that will ultimately be received from Wells Fund XI. For this reason, limited partners should note that the foregoing estimated ERISA valuations are basically averages and, as set forth above, assume, and are applicable only to, limited partners who purchased their units on the same date in Wells Fund XI’s original offering and have made no conversion elections under the partnership agreement.

Again, we recommend that you not accept Sutter’s tender offer. Although Wells Management Company, Inc., an affiliate of the General Partners, continues to receive property management and leasing fees in connection with the remaining properties owned by Wells Fund XI, your decision on whether or not to transfer your units will have no direct financial impact on the General Partners or their affiliates.

If you are in a position where you feel that you must sell your units at this time, we would be happy to assist you by providing you with a list of secondary market vendors along with their toll-free numbers. Please be aware, however, that these secondary markets may offer discounted prices. Of course, any request for a transfer of limited partnership units will be honored as long as SEC rules and regulations are followed and the transfer is in compliance with the Wells Fund XI Partnership Agreement.

Wells’ Investor Services Specialists are available to you for any questions or service issues and may be reached at 800-557-4830. For your convenience, our extended service hours are Monday through Thursday from 8:15 a.m. to 7:30 p.m. and Friday 8:15 a.m. to 5:30 p.m., Eastern Time.

Sincerely,

Leo F. Wells III

General Partner

cc:    Financial Representative

October 15, 2004

Re:	Recent Tender Offer From Sutter Capital Management

Dear Fund XI Class A Investor:

We recently became aware that Sutter Opportunity Fund 3, LLC (“Sutter”) has offered to purchase your Class A units in Wells Real Estate Fund XI, L.P. (“Wells Fund XI”) through a tender offer letter dated October 1, 2004.

Please understand that the General Partners neither authorize nor support Sutter’s tender offer. In fact, we recommend that you not accept Sutter’s tender offer. As your General Partner we encourage you to consider all relevant facts related to any tender offer and make an informed investment decision. Since Sutter’s tender offer is what is commonly known as a “mini-tender offer,” we have enclosed for your consideration a publication from the U.S. Securities and Exchange Commission (“SEC”) entitled “Mini-Tender Offers: Tips for Investors,” which is also available on the SEC’s Web site at www.sec.gov/investor/pubs/minitend.htm.

Among other things, the enclosed SEC publication states that:

“ ‘Mini-Tender’ offers – tender offers for less than five percent of a company’s stock – have been increasingly used to catch investors off guard. Many investors who hear about mini-tender offers surrender their securities without investigating the offer, assuming that the price offered includes the premium usually present in larger, traditional tender offers. But they later learn that they cannot withdraw from the offer and may end up selling their securities at below-market prices.”

Again, we recommend that you not accept Sutter’s tender offer in part because Sutter has failed, in our view, to adequately disclose substantial information required under applicable SEC guidelines to protect investors, which includes, among others, the following information:

1.	Method of Determining the Offer Price: Sutter should have clearly summarized how the offer price was determined. If Sutter prepared a valuation for Wells Fund XI, it should have disclosed the value along with the basis for the value. If Sutter decided not to perform a valuation analysis, you should know why. Sutter did not clearly disclose how it arrived at the tender offer price.

2.	Valuations by the General Partner: Sutter should have disclosed any valuations or projections prepared by the general partner or its affiliates and obtained by Sutter that are materially related to the transaction. Sutter failed to disclose to you valuations of the units prepared by the general partners of Wells Fund XI.

3.	Risk Factors: Sutter’s offering document should have prominently included a description of the risks of the transaction. These risk factors should have been presented clearly and concisely, for example in bullet form. Sutter failed to include clear and concise risk factors in its tender offer.

4.	Core Operations: Sutter should have disclosed certain information about the core operations of Wells Fund XI similar to the information required by Items 14 and 15 of Form S-11. Sutter failed to disclose proper information about the core operations of Wells Fund XI.

5.	Financial Information: Sutter should have disclosed, to the extent known, financial information about Wells Fund XI similar to that required by Item 301 of Regulation S-K (selected financial data). Sutter failed to include adequate financial information regarding Wells Fund XI.

6.	Target Recommendations: You should have been advised, before you make an investment decision, that additional, material information will come from the general partners of Wells Fund XI. This disclosure is especially important in instances where withdrawal rights do not exist. Sutter should have disclosed that, if Wells Fund XI is aware of the offer, Wells Fund XI is required to make a recommendation to you regarding the tender offer. Sutter failed to include any such disclosure in its tender offer.

7.	Identity and Financial Wherewithal of Bidder: Sutter should have disclosed completely and accurately the identity of Sutter including control persons and promoters. In addition, Sutter should have disclosed whether it had sufficient available funds to consummate the offer. Sutter failed to include any such disclosure its tender offer.

As you can see, it is our belief that Sutter was deficient in many material ways in making the disclosures required under applicable SEC guidelines in its tender offer to you. In addition, Sutter’s “Assignment Form” included with the tender offer contains many qualifications and contingencies that you should carefully read before you make any decisions related to the sale of your units.

In order to facilitate your review, the following is an excerpt from the Form 10-K for 2003, outlining estimated valuations used for limited ERISA reporting purposes as of December 31, 2003:

Because fiduciaries of retirement plans subject to ERISA are required to determine the value of the assets of such retirement plans on an annual basis, the General Partners are required under the partnership agreement to report estimated unit values to the limited partners each year in the Partnership’s annual Form 10-K. The methodology to be utilized for determining such estimated unit values under the partnership agreement requires the General Partners to estimate the amount a unit holder would receive if the Partnership’s properties were sold at their estimated fair market values as of the end of the Partnership’s fiscal year and the proceeds there from (without reduction for selling expenses) were distributed to the limited partners in liquidation of the Partnership. Utilizing this methodology, the General Partners have estimated unit valuations, based upon their estimates of property values as of December 31, 2003, to be approximately $7.53 per Class A Unit and $11.86 per Class B Unit, based upon market conditions existing in early December 2003. In connection with the estimated property valuations, the General Partners obtained an opinion from David L. Beal Company, an independent MAI appraiser, to the effect that such estimates of value were deemed reasonable and were prepared in accordance with appropriate methods for valuing real estate; however, due to the inordinate expense involved in obtaining appraisals for all of the Partnership’s properties, no actual appraisals were obtained. Accordingly, these estimates should not be viewed as an accurate reflection of the values of the limited partners’ units, what a limited partner might be able to sell his units for, or the fair market value of the Partnership’s properties, nor do they represent the amount of net proceeds limited partners would receive if the Partnership’s properties were sold and the proceeds distributed in a liquidation of the Partnership. The valuations performed by the General Partners are estimates only, and are based on a number of assumptions, which may not be accurate or complete. For example, these estimated valuations assumed, and are applicable only to, limited partners who purchased their units in the Partnership’s original offering and have made no conversion elections under the partnership agreement. In addition, property values are subject to change and could decline in the future. Further, as set forth above, no appraisals have or will be obtained. For these reasons, the estimated unit valuations set forth above should not be used by or relied upon by investors, other than fiduciaries of retirement plans for limited ERISA reporting purposes, as any indication of the fair market value of their units.

In considering the foregoing estimated ERISA valuations, you also should note that limited partners have rights under the partnership agreement to make certain conversion elections to be treated as either Class A status units of Class B status units which, if made, directly affect the amount and timing of the distributions to be received with respect to their limited partnership units. Because of these conversion elections, each limited partnership unit has unique economic characteristics, which will affect the amount of distributions that will ultimately be received from Wells Fund XI. For this reason, limited partners should note that the foregoing estimated ERISA valuations are basically averages and, as set forth above, assume, and are applicable only to, limited partners who purchased their units on the same date in Wells Fund XI’s original offering and have made no conversion elections under the partnership agreement.

Again, we recommend that you not accept Sutter’s tender offer. Although Wells Management Company, Inc., an affiliate of the General Partners, continues to receive property management and leasing fees in connection with the remaining properties owned by Wells Fund XI, your decision on whether or not to transfer your units will have no direct financial impact on the General Partners or their affiliates.

If you are in a position where you feel that you must sell your units at this time, we would be happy to assist you by providing you with a list of secondary market vendors along with their toll-free numbers. Please be aware, however, that these secondary markets may offer discounted prices. Of course, any request for a transfer of limited partnership units will be honored as long as SEC rules and regulations are followed and the transfer is in compliance with the Wells Fund XI Partnership Agreement.

Wells’ Investor Services Specialists are available to you for any questions or service issues and may be reached at 800-557-4830. For your convenience, our extended service hours are Monday through Thursday from 8:15 a.m. to 7:30 p.m. and Friday 8:15 a.m. to 5:30 p.m., Eastern Time.

Sincerely,

Leo F. Wells III
General Partner

cc:	Financial Representative